MINERAL PROPERTY and EXPLORATION AND EVALUATION ASSETS	9 Months Ended
May 31, 2022
Disclosure of exploration and evaluation assets [Abstract]
MINERAL PROPERTY and EXPLORATION AND EVALUATION ASSETS [Text Block]

3. MINERAL PROPERTY and EXPLORATION AND EVALUATION ASSETS

Since mid-2017, the Company's only active mineral property has been the Waterberg Project located on the Northern Limb of the Bushveld Igneous Complex. During the previous fiscal year, the Waterberg Project was granted its mining right (the "Waterberg Mining Right") and as a result, the Company reclassified the Waterberg Project from being an Exploration and Evaluation Asset to a Development Asset.

Total capitalized costs for the Waterberg Project are as follows:

Balance, August 31, 2020	$34,939
Additions	3,745
Recoveries from 100% Implats funded implementation budget	(229)
Foreign exchange movement	5,498
Balance August 31, 2021	$43,953
Additions	2,557
Write-off costs associated with prospecting right closures	(223)
Foreign exchange movement	(2,923)
Balance May 31, 2022	43,364

Waterberg Project

At May 31, 2022, the Waterberg Project consisted of granted prospecting rights, applied for prospecting rights and the Waterberg Mining Right with a combined active project area of 66,003 hectares, located on the Northern Limb of the Bushveld Igneous Complex, approximately 85 km north of the town of Mokopane. Of the total project area, 20,532 hectares are covered by the Waterberg Mining Right. A further 40,983 hectares are covered by active prospecting rights and 4,488 hectares of rights under application.  On March 9, 2022, Waterberg JV Co. passed a resolution to apply for closure on 50,985 gross hectares of prospecting rights, of which 14,209 hectares are held within the granted mining right, leaving a net 36,776 hectares of uneconomic prospecting rights to be closed. After the prospecting right closures described above are filed and effective, the project area will cover 29,227 hectares, comprising of a granted mining right for 20,532 hectares, 4,207 hectares in active prospecting rights and 4,488 hectares of rights under application. Capitalized costs of $223 associated with the prospecting right closures were written off in the previous quarter ending February 28, 2022.

On March 5, 2021 and subsequently the Company received three notices of appeal to the January 28, 2021 decision of the South African Department of Mineral Resources and Energy ("DMR") granting the Waterberg Mining Right filed by appellants from local communities. One group filed an application for an order in the High Court of South Africa to review and set aside the decision by the Minister of the Department of Forestry, Fisheries, and the Environment to refuse condonation for the late filing of an appeal against the grant of an environmental authorization for the mine in November 2020. On July 30, 2021, Waterberg JV Co. received a restraint application filed in the High Court of South Africa by a group claiming to represent individuals located near planned surface infrastructure. On November 30, 2021, the actual host community where the planned infrastructure is to be located filed an application to join as a respondent to the restraint application. In their affidavit, the host community documented their support for the Waterberg Project. Waterberg JV Co. has filed answering affidavits and is opposing all court applications and all appeals received with respect to the Waterberg Mining Right. A time frame for the hearing of court applications or the settlement of appeals is uncertain or may never occur. The required court submissions in response to Waterberg JV Co.'s affidavits have not been filed by the various applicants. The Waterberg Mining Right currently remains active, was notarially executed by the DMR on April 13, 2021 and was registered at the Mineral and Petroleum Titles Registration Office on July 6, 2021.

On September 21, 2017, Waterberg JV Co. issued shares to all existing Waterberg partners pro rata to their joint venture interests, resulting in the Company holding a 45.65% direct interest in Waterberg JV Co., Japan Oil, Gas and Metals National Corporation ("JOGMEC") holding a 28.35% interest and Mnombo, as the Company's Black Economic Empowerment ("BEE") partner, holding 26%. Later, in March 2020 and after the Implats Transaction (defined below), in accordance with its mandate established by the government of Japan, JOGMEC completed the sale of a 9.755% interest in the Waterberg JV Co. to Hanwa Co., Ltd ("Hanwa").

Implats Transaction

On November 6, 2017, the Company and JOGMEC closed a transaction (the "Implats Transaction"), whereby Impala Platinum Holdings Ltd. ("Implats") purchased an aggregate 15% equity interest in Waterberg JV Co for $30 million. The Company sold an 8.6% interest for $17.2 million and JOGMEC sold a 6.4% interest for $12.8 million. As part of the transaction, Implats also acquired an option to increase its holdings in Waterberg JV Co. to 50.01% (the "Purchase and Development Option") in exchange for certain payments and project funding, and a right of first refusal to enter into an offtake agreement, on commercial arm's-length terms, for the smelting and refining of mineral products from the Waterberg Project ("Offtake ROFR") if Waterberg JV Co. proposes an offtake agreement with a third party. JOGMEC or its nominee retains a right to direct the marketing of Waterberg concentrate and to receive, at market prices, platinum, palladium, rhodium, gold, ruthenium, iridium, copper and nickel in refined mineral products at the volumes produced from the Waterberg Project.

On June 15, 2020, Implats delivered a formal notice of their election not to exercise their Purchase and Development Option due to increased economic uncertainty and reduced risk appetite in the short, medium and long-term as a result of the COVID-19 pandemic. Implats currently retains a 15.0% participating Waterberg Project interest and the Offtake ROFR. The Company retains a controlling 50.02% direct (37.05%) and indirect (12.97% through its 49.9% shareholding in Mnombo) interest in the Waterberg Project while Mnombo retains a 26.0% direct interest, JOGMEC a 12.195% direct interest and Hanwa a 9.755% direct interest.

Acquisition and Development of the Waterberg Project

In October 2009, PTM RSA, JOGMEC and Mnombo entered into a joint venture agreement regarding the Waterberg Project (the "JOGMEC Agreement"). Under the terms of the JOGMEC Agreement JOGMEC completed a $3.2 million work requirement to earn a 37% interest in the Waterberg JV property, leaving the Company with a 37% interest and Mnombo with a 26% interest. Following JOGMEC's earn-in, the Company funded Mnombo's 26% share of costs, totalling $1.12 million, until the earn-in phase of the joint venture ended in May 2012.

On November 7, 2011, the Company entered an agreement with Mnombo to acquire 49.9% of the issued and outstanding shares of Mnombo in exchange for a cash payment of R1.2 million and the Company's agreement to pay for Mnombo's 26% share of costs on the Waterberg JV property until the completion of a feasibility study. Mnombo's share of expenditures prior to this agreement, and Mnombo's share of expenditures post DFS, are still owed to the Company ($7.1 million at May 31, 2022). The portion of Mnombo not owned by the Company is accounted for as a non-controlling interest, calculated at $7.7 million at May 31, 2022 ($7.4 million - August 31, 2021).

To May 31, 2022, an aggregate total of $80.8 million has been funded by all parties for exploration and engineering on the Waterberg Project. Until the Waterberg prospecting rights were transferred to Waterberg JV Co., all costs incurred by other parties were treated as cost recoveries by the Company.